Consulting Group
Capital Markets Funds
Alternative Strategies Fund Ticker: TALTX
Summary Prospectus   »   January 1, 2018
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2018, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.morganstanley.com/cgcm. You can also get this information at no cost by calling 1-800-869-3326 or by sending an e-mail request to client.field.services@morganstanley.com.
Investment objective
Long term growth of capital.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.50%
*Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	1.20%
Distribution (12b-1) Fees	None
Other Expenses^	0.49%
Acquired Fund Fees and Expenses**	1.26%
Total Annual Fund Operating Expenses*	2.95%
Waiver Amount*	(1.00)%
Net Annual Fund Operating Expense*	1.95%
*Effective January 1, 2018, CGAS has contractually agreed to waive any amount of its management fee in excess of 20% more than the total amount of any sub-advisory fees paid. Because the Fund does not currently have sub-advisers, CGAS will contractually waive 1.00% of its management fee. In addition, effective January 1, 2018, CGAS and its affiliates have also separately agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses, (exclusive of interest from borrowing, brokerage commissions, taxes, acquired fund fees and expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), from exceeding 1.95%. Each of these contractual waiver arrangements shall remain in effect until January 1, 2019 and each may be amended or terminated only with consent of the Board of Trustees.
^Other Expenses are based on estimated amounts for the current fiscal year.
**The Fund will invest in shares of the Underlying Funds (defined herein). Shareholders in the Fund bear indirectly the expenses of the Underlying Funds. “Acquired Fund Fees and Expenses” are estimated amounts and are based upon the anticipated allocation of the Fund’s investments in the Underlying Funds for the current year and upon the total operating expenses of the Underlying Funds (including any current waivers and expense limitations) as stated in each Underlying Fund’s current prospectus.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waivers are only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
After 1 year	After 3 years
$446	$1,537
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses

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or in the above examples, affect the Fund’s performance. Because the Fund had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Fund.
Principal investment strategies
Under normal market conditions, the Fund seeks to generate long term growth across market cycles with reduced correlation to the equity and fixed income markets. The Fund seeks to achieve its investment objective by allocating its assets among shares of mutual funds, exchange-traded funds or closed-end funds managed by third-party professional money managers (“Underlying Funds”).
The Underlying Funds may apply a variety of alternative investment strategies, but will typically apply one or more of four main investment strategies, including: (i) investments in real asset strategies, (ii) equity-based tactical, value or event-driven strategies, (iii) absolute return strategies that seek to generate returns independent of market conditions, and (iv) equity hedged (i.e., long/short) strategies.
The Underlying Funds’ investment strategies may rely in part on derivative investments, such as futures, forwards, swaps, swaptions, and options, to implement their investment strategies, to generate positive returns, for hedging or risk management purposes, to limit volatility and to provide exposure to an instrument without directly purchasing it. The Underlying Funds’ investments may also include exposure to companies located both in the U.S. and in foreign countries, including companies located in emerging market countries. The Underlying Funds may invest in securities and other investments of all capitalization sizes, including securities and other investment that have exposure to small- and mid-capitalization issues. The Underlying Funds may also invest in investment grade fixed income securities of any maturity or duration.
The Fund may, in the future, allocate all or a portion of its assets directly to professional money managers (each, a “Sub-Adviser,” collectively, the “Sub-Advisers”), each of which would be responsible for investing its portion of the Fund’s assets.  Currently, the Fund does not use any Sub-Advisers.
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The following principal risks are applicable to the Fund:
➤ Allocation Risk, which refers to the risk that the Adviser’s judgment about, and allocations among, strategies through investments in Underlying Funds may adversely affect the Fund’s performance.
➤ Closed-end fund risk, which means that since closed-end funds issue a fixed number of shares they typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share. The Fund will also bear its pro rata portion of any costs of a closed-end fund in which it invests.
➤ Investment company and exchange-traded funds (ETFs) risk, which is when the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
➤ Manager risk, which is the risk that poor selection of Underlying Funds by the Adviser will cause the Fund to underperform.
➤ Portfolio turnover risk, due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
The following principal risks are applicable to the Fund’s investment in Underlying Funds:
➤ Absolute return investing risk, which refers to the risk that an Underlying Fund’s investment returns may converge with the investment returns of equity or fixed income markets during a period of declining stock prices, thereby eliminating the diversification benefit that the Underlying Fund expects from the strategies. During these times, the strategies’ correlations could increase, which in turn could increase the Underlying Fund’s overall volatility.
➤ Active management risk, due to the active management investment strategies used by the Underlying Funds, the Underlying Funds could underperform their benchmark indexes and/or other funds with similar investment objectives and/or strategies.
➤ Arbitrage strategies risk, which involves engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Underlying Funds may realize losses or reduced rate of return if underlying relationships among securities in which they take investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause an Underlying Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.
➤ Alternative strategies risk, pursued by the Underlying Funds may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk, commodities risk and risks associated with the use of leverage.
➤ Credit and junk bond risk, which means the credit quality of an investment could cause an Underlying Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
➤  Currency risk, which refers to the risk that as a result of an Underlying Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
➤ Derivatives risk, which means that an Underlying Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Underlying Fund to potentially greater volatility and/or losses. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on an Underlying Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing.
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An Underlying Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Underlying Fund’s assets less liquid and harder to value, especially in declining markets.
➤ Event-linked exposure risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events such as hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. If a trigger event occurs, an Underlying Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred, such extension of maturity may increase volatility. Event-linked exposure may also expose an Underlying Fund to liquidity risk and certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
➤ Emerging markets risk, emerging markets countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. An Underlying Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Interest rate risk, which is the risk that interest rates rise and fall over time, thereby affecting the value of certain investments of the Fund.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
➤ Investment limitation risk, which refers to the potential that the Fund may want to invest in an Underlying Fund that is not available in sufficient quantities for the Fund to participate fully due to capacity constraints of the strategy.  The Fund may therefore have reduced exposure to a capacity constrained Underlying Fund, which could adversely affect the Fund’s return.
➤ Leverage risk, which means an Underlying Fund’s use of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities and cause the Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
➤ Liquidity risk exists when securities are difficult or impossible for an Underlying Fund to sell at the time and the price that the Underlying Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
➤ Market risk, which is the risk that an Underlying Fund will be affected by changes in the markets for the various securities in which the Underlying Fund invests.
➤ MLP Risk, which is the risk that, to the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, and the fact that MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.
➤ Short sale risk, selling short may produce higher than normal portfolio turnover, result in increased transaction costs and magnify the potential for both gain and loss to an Underlying Fund.
➤ Small and Medium Capitalization Company Risk, which is the risk that small and medium capitalization companies in which the Underlying Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies.
For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The Fund had not yet commenced investment operations as of the date of this Prospectus. Therefore, performance information is not available and has not been presented for the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). For future performance information please see www.morganstanley.com/cgcm.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley LLC (“MS”), serves as the investment adviser for the Fund.
Portfolio manager
Portfolio Manager	Fund’s Portfolio Manager Since
Sukru Saman, Executive Director	Inception
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of the statutory Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
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Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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